Exhibit 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert G. Deuster, Chairman, President and Chief Executive Officer of Newport Corporation (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that (i) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of the Company.

/s/ ROBERT G. DEUSTER
Robert G. Deuster
Chairman, President and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Newport Corporation and will be retained by Newport Corporation and furnished to the Securities and Exchange Commission or its staff upon request.